UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2021

TETRA Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed by TETRA Technologies, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2021 (the “Original 8-K”), on January 29, 2021, pursuant to the Purchase and Sale Agreement between the Company and Spartan Energy Holdco, LLC (“Acquirer”), and, solely for the limited purposes set forth therein, Spartan Energy Partners LP, the Company completed the sale of (i) 10,952,478 common units representing limited partner interests of CSI Compressco LP (the “Partnership”) and (ii) all of the outstanding membership interests in CSI Compressco GP LLC, the general partner of the Partnership, to Acquirer (the “GP Sale”).

This Current Report on Form 8-K/A (this “Amendment”) amends the Original 8-K to file the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K. No other modifications to the Original 8-K are being made by this Amendment. This Amendment should be read in conjunction with the Original 8-K, which provides a more complete description of the GP Sale.
Item 9.01	Financial Statements and Exhibits.

(b)Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company, giving effect to the GP Sale, is attached as Exhibit 99.1 hereto and incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2020;
•	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2020; and
•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2019.

(d)Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements of the Company.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Brady M. Murphy
Brady M. Murphy
President and Chief Executive Officer

Date: February 4, 2021